UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                             ________________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 7, 2005

                             ________________________

                         Marsh & McLennan Companies, Inc.
                (Exact Name of Registrant as Specified in Charter)

        Delaware                       1-5998                     36-2668272
    (State or Other           (Commission File Number)          (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)

        1166 Avenue of the Americas New York, NY                    10036
        (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: (212) 345-5000

                                  Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 Section 1--Registrant's Business and Operations

Item 1.01.  Entry Into a Material Definitive Agreement.

         On April 7, 2005, a fully executed agreement (the "Agreement") among Marsh & McLennan Companies, Inc. ("MMC"), its former chairman and chief executive officer, Jeffrey W. Greenberg and JG Trident II, LLC ("Greenberg LLC") was delivered to MMC. The Agreement, dated as of March 31, 2005, provides that in connection with the proposed transfer of MMC Capital Inc.'s business to a company to be formed by MMC Capital's senior management team (the "Proposed Transactions"), the parties reserve the following rights:

     1. The characterization of Mr. Greenberg's termination of the general partnership interest of Greenberg LLC in Trident Capital II, L.P. ("Trident II") and Mr. Greenberg's limited partnership interest in Trident II (collectively, the "Greenberg Partnership Interests"), as being a "voluntary termination" or an "involuntary termination" (either with or without "Cause") in accordance with the Trident II limited partnership agreement shall not be determined until the characterization of the termination of Mr. Greenberg's employment with MMC is finally determined, either through agreement or through judicial process.

     2. Neither the conversion of Marsh & McLennan GP I, Inc. from a general to a limited partner of Trident II nor any other aspect of the Proposed Transactions will foreclose or otherwise prejudice the right of any party to take any position with regard to the proper characterization and the consequences of the termination of the Greenberg Partnership Interests.

The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

            (c)  Exhibits

            10.1 Agreement among Marsh & McLennan Companies, Inc., its former chairman and chief executive officer, Jeffrey W. Greenberg and JG Trident II, LLC dated as of March 31, 2005.


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                INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

         Marsh & McLennan Companies, Inc. and its subsidiaries ("MMC") and their representatives may from time to time make verbal or written statements (including certain statements contained in this report and other MMC filings with the Securities and Exchange Commission and in our reports to stockholders) relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning the matters raised in the complaint filed by the New York Attorney General's Office stating a claim for, among other things, fraud and violations of New York State antitrust and securities laws, the complaint filed by the Connecticut Attorney General and numerous other investigations being conducted by other state attorneys general and state superintendents or commissioners of insurance, elimination of market services agreements ("MSA"), the new business model of Marsh Inc., the adverse consequences arising from market-timing issues at Putnam, including fines and restitution, revenues, expenses, earnings and cash flow, capital structure, existing credit facilities, and access to public capital markets including commercial paper markets, pension funding, market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, claims, lawsuits and other contingencies, and matters relating to MMC's operations and income taxes.

         Such forward-looking statements are based on available current market and industry materials, experts' reports and opinions, and long-term trends, as well as management's expectations concerning current and future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by forward-looking statements that we make include:

             o the impact of litigation and regulatory proceedings brought by the New York Attorney General's Office, other state attorneys general and state insurance regulators,

             o the impact of class actions, derivative actions and individual suits brought by policyholders and shareholders (including MMC employees) asserting various claims, including claims under U.S. securities laws, ERISA, RICO, unfair business practices and other common law or statutory claims,

             o   loss of clients,

             o   loss of producers or key managers,

             o inability to negotiate satisfactory compensation arrangements with insurance carriers or clients,

             o inability to reduce expenses to the extent necessary to achieve desired levels of profitability,


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             o   inability to collect previously accrued MSA revenue,

             o   changes in competitive conditions,

             o   movements in premium rate levels,

             o changes in the availability of, and the market conditions and the premiums insurance carriers charge for, insurance products,

             o   mergers between client organizations,

             o   insurance or reinsurance company insolvencies,

             o the impact of litigation and other regulatory matters stemming from market-timing issues at Putnam,

             o changes in worldwide and national equity and fixed income markets,

             o actual and relative investment performance of the Putnam mutual funds,

             o the level of sales and redemptions of Putnam mutual fund shares,

             o Putnam's ability to maintain investment management and administrative fees at current levels,

             o the ability of MMC to successfully access the public capital markets to meet long term financing needs,

             o the continued strength of MMC's relationships with its employees and clients,

             o the ability to successfully integrate acquired businesses and realize expected synergies,

             o   changes in general worldwide and national economic conditions,

             o   the impact of terrorist attacks,

             o   natural catastrophes,

             o changes in the value of investments made in individual companies and investment funds,

             o   fluctuations in foreign currencies,

             o   actions of regulators and law enforcement authorities,

             o changes in interest rates or the inability to access financial markets,

             o   developments relating to claims, lawsuits and contingencies,


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             o   prospective and retrospective changes in the tax or accounting treatment of MMC's operations, and

             o the impact of tax and other legislation and regulation in the jurisdictions in which MMC operates.

         Forward-looking statements speak only as of the date on which they are made, and MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

         MMC is committed to providing timely and materially accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, MMC and its operating companies use their websites to convey meaningful information about their businesses, including the anticipated release of quarterly financial results and the posting of updates of assets under management at Putnam. Monthly updates of total assets under management at Putnam will be posted to the MMC website the first business day following the end of each month. Putnam posts mutual fund and performance data to its website regularly. Assets for most Putnam retail mutual funds are posted approximately two weeks after each month-end. Mutual fund net asset value (NAV) is posted daily. Historical performance and Lipper rankings are also provided.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.

                                               By: /s/ Bart Schwartz
                                                   -----------------------------
                                                   Name: Bart Schwartz
                                                   Title: Deputy General Counsel

Date: April 8, 2005

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